Supplement, dated November 11, 2008
         to the Prospectuses, dated May 1, 2008 and October 1, 2008, for
                     Seligman Portfolios, Inc. (the "Fund"),
                 on behalf of each of its portfolios, including
         Seligman Capital Portfolio, Seligman Cash Management Portfolio,
    Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth
Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap
            Value Portfolio, and Seligman Smaller-Cap Value Portfolio
            (each, a "Portfolio" and, collectively, the "Portfolios")


Effective November 11, 2008, this prospectus supplement dated November 11, 2008 supersedes and replaces the prospectus supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of each Portfolio of the Fund having previously approved (at a Special Meeting held on November 3, 2008) new investment management services agreements between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Portfolios effective November 7, 2008.

In connection with the Acquisition, the portfolio managers of each of the Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio have changed. Related to this change, the investment process for these portfolios has been modified. The foregoing changes are reflected in revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below. RiverSource Investments will continue the voluntary fee waiver/expense reimbursement arrangements for each of Seligman Cash Management Portfolio, Seligman Global Technology Portfolio and Seligman Investment Grade Fixed Income Portfolio, as described in the Fund's current prospectus. However, RiverSource can terminate these arrangements at any time. RiverSource Investments will also continue the contractual fee waiver/expense reimbursement arrangement currently in effect for Seligman International Growth Portfolio, also as described in the Fund's current prospectus.

Effective November 7, 2008, the following changes are hereby made to the Fund's prospectus:

Seligman Cash Management Portfolio
----------------------------------

The information under the caption "Seligman Cash Management Portfolio -- Principal Investment Strategies" is hereby superseded and replaced with the following information: The Principal Investment Strategies are revised as follows:

The Portfolio uses the following principal investment strategies to seek its investment objectives:

The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00 per share, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Portfolio will purchase only US Government securities or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Portfolio's investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US government securities and in securities that are rated in the top category by Moody's and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

In pursuit of the Portfolio's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Portfolio.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o The issuer's credit rating declines or the investment manager expects a decline (the Portfolio, in certain cases, may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

o     Political,   economic,   or  other   events   could  affect  the  issuer's
      performance.

o     The investment manager identifies a more attractive opportunity.

o The issuer or the security continues to meet the other standards described above.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Fund registering with the CFTC.

Seligman Common Stock Portfolio
-------------------------------

The information under the caption "Seligman Common Stock Portfolio -- Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies (e.g., companies with market capitalizations over $3 billion at the time of initial investment); however, it may invest in companies of any size. The Portfolio may also invest in fixed-income securities and cash equivalents.

The Portfolio seeks to produce a level of current income consistent with its primary benchmark, the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). This strategy allows for variations over time in the level of current income produced by the Portfolio.

In pursuit of the Portfolio's objective, the investment manager (RiverSource Investments, LLC) will choose equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

o     Attractive valuations, based on factors such as price-to-earnings ratios;

o     Sound balance sheets; or

o     Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o     The security is overvalued relative to other potential investments.

o     The  company   does  not  meet  the   investment   manager's   performance
      expectations.

The universe of stocks from which the investment manager selects the Portfolio's investments primarily will be those included in the Portfolio's benchmark, the S&P 500 Index.

In selecting stocks for the Portfolio to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

o     Limits on positions relative to weightings in the benchmark index.

o     Limits on sector and industry allocations relative to the benchmark index.

o     Limits on size of holdings relative to market liquidity.

The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Fund registering with the CFTC.

The information under the caption "Seligman Common Stock Portfolio -- Principal Risks" is hereby revised to include the following:

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.

The information under the caption "Seligman Common Stock Portfolio -- Portfolio Management" is hereby superseded and replaced with the following information:

Portfolio Manager(s). Effective November 7, 2008, the portfolio managers responsible for Seligman Common Stock Portfolio's day-to-day management are:

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

o Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

o Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

o     MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

o Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

o Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

o     Ph.D., MIT.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Portfolio.

Seligman Investment Grade Fixed Income Portfolio
------------------------------------------------

In connection with the Acquisition, there is a change to the Portfolio's primary benchmark:

Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of Seligman Investment Grade Fixed Income Portfolio (the Portfolio), the Lehman Brothers Government/Credit Index is replaced with the Lehman Brothers Aggregate Bond Index, which will be used as the primary benchmark for the Portfolio going forward. Information on both indexes will be included for a one year transition period. Thereafter, however, only the Lehman Brothers Aggregate Bond Index will be included.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The information under the caption "Seligman Investment Grade Fixed Income Portfolio -- Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Portfolio  uses the following  principal  investment  strategies to seek its
investment   objective:

Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that are rated investment-grade when purchased by the Portfolio. The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio.

In pursuit of the Portfolio's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

o Evaluating the Portfolio's total exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Index).

o Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.

o Targeting an average portfolio duration within one year of the duration of the Index which, as of September 30, 2008 was 4.47 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors:

o     Identification of more attractive investments based on relative value.

o The Portfolio's total exposure to sectors, industries and securities relative to the Index.

o     Whether a security's rating has changed or is vulnerable to a change.

o     Whether a sector or industry is experiencing change.

o     Changes in the interest rate or economic outlook.

The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) including funding agreements issued by domestic insurance companies, and may invest up to 10% of its total assets in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Portfolio generally does not invest significantly in illiquid or foreign securities.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Fund registering with the CFTC.

The  information  under the caption  "Seligman  Investment  Grade  Fixed  Income
Portfolio -- Portfolio Management" is hereby superseded and replaced with the following information:

Portfolio Manager(s). Effective November 7, 2008, the portfolio managers responsible for the day-to-day management of Seligman Investment Grade Fixed Income Portfolio are:

Jamie Jackson, CFA, Portfolio Manager

o     Leader of the liquid assets sector team.

o     Joined RiverSource Investments in 2003.

o     Co-head  of  U.S.   Investment  Grade  Fixed  Income,   UBS  Global  Asset
      Management, 1997 to 2003.

o     Began investment career in 1988.

o     MBA, Marquette University.

Tom Murphy, CFA, Portfolio Manager

o     Leader of the investment grade corporate bond sector team.

o     Joined RiverSource Investments in 2002.

o Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

o     Began investment career in 1986.

o     MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

o     Member of the high yield sector team.

o     Joined RiverSource Investments in 1990.

o     Began investment career in 1986.

o     MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Portfolio's portfolio managers lead the teams that specialize in the sectors in which the Portfolio primarily invests, and collectively determine allocation of fixed income Fund assets among the sectors. Messrs. Jackson and Murphy lead the liquid assets and investment grade corporate bond sector teams, respectively. The high yield sector team is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Portfolio.

The information under the caption "Management of the Fund" on page 37 other than the chart relating to the Portfolios' management fees is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments") announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) new investment management services agreements between the Fund (on behalf of the Portfolios) and RiverSource Investments (the "Agreements"), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource
Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, each Portfolio of the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive management fees effective November 7, 2008). The management fees paid by Portfolios (whether an annual rate or based on a breakpoint schedule, as applicable) will not change as result of the Acquisition.

The following information is added after the chart relating to the Portfolios' management fees that appears on page 37 of the Fund's current prospectus.

On July 29, 2008, the Fund's Board met to discuss, prior to shareholder approval, the Agreements between the Fund (on behalf of the Portfolios) and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreements was included in the Fund's proxy statement, dated August 27, 2008, and will be made available in the Fund's upcoming annual shareholder report.

The last sentence under the caption "Subadviser" is hereby superseded and replaced with the following information:

Effective November 7, 2008, RiverSource Investments pays Wellington Management a subadvisory fee for the services it provides to Seligman International Growth Portfolio. This fee does not increase the fee payable by the International Growth Portfolio.

The following information is added to the section under the caption "Shareholder Information" under the sub-caption "How to Exchange Shares Among the Seligman Mutual Funds":

The Portfolios of Seligman Portfolios, Inc. are part of the RiverSource complex of funds which also includes funds branded "RiverSource Variable Portfolio," "RiverSource Partners Variable Portfolio," "Disciplined Asset Allocation" and "Threadneedle Variable Portfolio". Each of these funds are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated and unaffiliated insurance companies.